UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 16, 2020 (November 10, 2020)

ENTERPRISE BANCORP, INC.
(Exact name of registrant as specified in charter)

Massachusetts	001-33912	04-3308902
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

222 Merrimack Street
Lowell,	Massachusetts	01852
(Address of principal executive offices)		(Zip Code)

(978)459-9000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	EBTC	NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02(e). Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
In connection with the unprecedented economic disruption resulting from the COVID-19 pandemic, Enterprise Bancorp, Inc. (the “Company”) and its wholly owned banking subsidiary, Enterprise Bank and Trust Company (the “Bank”), reviewed its incentive compensation programs to determine whether such programs appropriately align compensation opportunities with the Company’s current goals.
Following this review, on November 10, 2020, the Board of Directors of the Bank approved changes to the Enterprise Bank 2020 Variable Compensation Incentive Plan (the “2020 Incentive Plan”). The 2020 Incentive Plan applies to employees, including the Company’s named executive officers, who do not otherwise participate in any form of individual-based incentive plan maintained by the Bank. The changes approved with respect to the “Bank wide” incentive group with multiplier, in which each of our named executive officers participate, are as follows:
•The minimum level of net income necessary for a payout under any of the performance factors outlined in the 2020 Incentive Plan was reduced from $27.652M to $23.652M; and
•An additional performance level at which a 25% payout for the performance factor will be made was added with respect to each of the following performance factors: (i) net income – $25.652M; (ii) YTD Average Low Cost Deposits – $1.417B; (iii) Loan Growth – $51M; (iv) Loan Quality – $6.825M; and (v) Non-Interest Fee Revenue – $13.491M.
In addition, on November 10, 2020, the Board of Directors of the Company, on the recommendation of the Compensation Committee of the Company’s Board of Directors, approved the following change to the Enterprise Bank Supplemental Executive Retirement and Deferred Compensation Plan (the “SERP”) 2020 Addendum (the “2020 SERP Addendum”) affecting certain of our named executive officers as follows:
•With respect to the performance-based contributions to the SERP for 2020, an additional performance level at which 25% of the target performance-based contribution ($6,250 for Mr. Clancy, the Company’s Chief Executive Officer, and $1,750 for each of Mr. Irish, the Company’s Managing Director of Wealth Management and Chief Operating Officer, and Mr. Lussier, the Company’s Chief Financial Officer and Treasurer) was added, which corresponds with achievement of a net income level of $25.652M.

Other than as disclosed above, the material terms of the 2020 Incentive Plan and the 2020 SERP Addendum, which were filed as Exhibits 10.1 and 10.3 to the Current Report on Form 8-K on March 20, 2020, respectively, remain unmodified.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTERPRISE BANCORP, INC.

Date: November 16, 2020 By: /s/ Joseph R. Lussier
Joseph R. Lussier
Executive Vice President, Treasurer
and Chief Financial Officer